Exhibit A


                                 AIRPLANES Group

                          Report to Certificateholders

                   All numbers in US$ unless otherwise stated



Payment Date: 15 October, 1998.
Calculation Date: 8 October, 1998.

ACCOUNT ACTIVITY SUMMARY (Between Calculation Dates)

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                                                                                                                   Balance on
                                                            Prior Balance       Deposits         Withdrawals       Calculation Date
------------------------------------------------------------------------------------------------------------------------------------
                                                            9-Sep-98                                                 8-Oct-98

Lessee Funded Account                                                  0.00              0.00              (0.00)            0.00
Expense Account (note ii)                                      4,623,307.19     12,612,113.77     (14,679,257.82)    2,556,163.14
Collection Account (note iii)                                214,497,782.89     46,658,802.83     (42,499,620.89)  218,656,964.83
------------------------------------------------------------------------------------------------------------------------------------
 -  Miscellaneous Reserve                                     40,000,000.00                                         40,000,000.00
 -  Maintenance Reserve                                       80,000,000.00                                         80,000,000.00
 -  Security Deposit                                          52,153,191.00                                         51,998,162.00
 -  Other Collections (net of interim withdrawals)            42,344,591.89                                         46,658,802.83
------------------------------------------------------------------------------------------------------------------------------------
                                                             -----------------------------------------------------------------------
Total                                                        219,121,090.08     59,270,916.60     (57,178,878.71)  221,213,127.97
------------------------------------------------------------------------------------------------------------------------------------





(ii)  ANALYSIS OF EXPENSE ACCOUNT ACTIVITY
          --------------------------------------------------------------------------------------------
          Balance on preceding Calculation Date (Sept 09,1998)                            4,623,307.19
          Transfer from Collection Account (previous Payment Date)                       12,583,507.88
          Transfer from Collection Account (interim deposit)                                      0.00
          Interest Earned during period                                                      28,605.89
          Payments during period between prior Calculation Date and
            the relevant Calculation Date:
           - Payments on previous Payment Date                                           (2,839,852.69)
           - Other payments                                                             (11,839,405.13)
                                                                                     -----------------
          Balance on relevant Calculation Date (Oct 08, 1998)                             2,556,163.14
          --------------------------------------------------------------------------------------------

(iii) ANALYSIS OF COLLECTION ACCOUNT ACTIVITY
          --------------------------------------------------------------------------------------------
          Balance on preceding Calculation Date (Sept 09, 1998)                         214,497,782.89
          Collections during period                                                      45,281,567.62
          Swap receipts (previous Payment Date)                                           1,377,235.21
          Transfer to Expense Account  (previous Payment Date)                          (12,583,507.88)
          Transfer to Expense Account  (interim withdrawal)
          Net transfer to Lessee Funded Accounts
          Aggregate Certificate Payments (previous Payment Date)                        (28,499,620.89)
          Swap payments (previous Payment Date)                                          (1,416,492.12)
                                                                                     -----------------
          Balance on relevant Calculation Date (Oct 08, 1998)                           218,656,964.83
          --------------------------------------------------------------------------------------------




(iii) ANALYSIS OF COLLECTION ACCOUNT ACTIVITY (Cont'd)

         =============================================================================================
                              ANALYSIS OF CURRENT PAYMENT DATE DISTRIBUTIONS

                              Priority of Payments
                          (i) Required Expense Amount                                    14,092,322.80
                         (ii) a) Class A Interest                                        11,100,808.11
                              b) Swap Payments                                              463,840.34
                        (iii) First Collection Account Top-up                           120,000,000.00
                         (iv) Minimum Hedge Payment                                               0.00
                          (v) Class A Minimum Principal                                           0.00
                         (vi) Class B Interest                                            1,690,600.46
                        (vii) Class B Minimum Principal                                   1,377,204.17
                       (viii) Class C Interest                                            2,515,803.13
                         (ix) Class D Interest                                            3,625,000.00
                          (x) Second Collection Account Top-up                           52,138,162.00
                         (xi) Class A Principal Adjustment Amount                                 0.00
                        (xii) Class C Scheduled Principal                                   937,500.00
                       (xiii) Class D Scheduled Principal                                         0.00
                        (xiv) Modification Payments                                               0.00
                         (xv) Soft Bullet Note Step-up Interest                                   0.00
                        (xvi) Class E Minimum Interest                                      492,684.17
                       (xvii) Supplemental Hedge Payment                                          0.00
                      (xviii) Class B Supplemental Principal                                      0.00
                        (xix) Class A Supplemental Principal                             12,779,202.79
                         (xx) Class D Outstanding Principal                                       0.00
                        (xxi) Class C Outstanding Principal                                       0.00
                       (xxii) Class E Supplemental Interest                                       0.00
                      (xxiii) Class B Outstanding Principal                                       0.00
                       (xxiv) Class A Outstanding Principal                                       0.00
                        (xxv) Class E Accrued Unpaid Interest                                     0.00
                       (xxvi) Class E Outstanding Principal                                       0.00
                      (xxvii) Charitable Trust                                                    0.00
                                                                                    ------------------
       Total Payments with respect to Payment Date                                      221,213,127.97
             Less Collection Account Top-Ups ((iii) and (x)above)                      (172,138,162.00)
                                                                                    ------------------
                                                                                         49,074,965.97
                                                                                    ==================

         =============================================================================================




(iv)  PAYMENT ON THE CERTIFICATES

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(a)   FLOATING RATE CERTIFICATES                             A-4              A-6             A-7             A-8         Class B
      --------------------------
      Applicable LIBOR                                    5.58984%         5.58984%        5.58984%        5.58984%        5.58984%
      Applicable Margin                                   0.62000%         0.34000%        0.26000%        0.37500%        0.75000%
      Applicable Interest Rate                            6.20984%         5.92984%        5.84984%        5.96484%        6.33984%
      Interest Amount Payable                         1,034,973.33     3,905,168.11    2,681,176.67    3,479,490.00    1,690,600.46
      Step Up Interest Amount                                 0.00             0.00            0.00            0.00            0.00

      Opening Principal Balance                     200,000,000.00   790,274,565.28  550,000,000.00  700,000,000.00  319,995,544.21
      Minimum Principal Payment Amount                        0.00             0.00            0.00            0.00    1,377,204.17
      Adjusted Principal Payment Amount                       0.00             0.00            0.00            0.00            0.00
      Supplemental Principal Payment Amount                   0.00    12,779,202.79            0.00            0.00            0.00
      Total Principal Distribution Amount                     0.00    12,779,202.79            0.00            0.00    1,377,204.17
      Redemption Amount
       - amount allocable to principal                        0.00             0.00            0.00            0.00            0.00
       - premium allocable to premium                         0.00             0.00            0.00            0.00            0.00
                                                    -------------------------------------------------------------------------------
      Outstanding Principal Balance (Oct 15,1998)   200,000,000.00   777,495,362.49  550,000,000.00  700,000,000.00  318,618,340.04
-----------------------------------------------------------------------------------------------------------------------------------
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
-----------------------------------------------------------------------------------
(b)   FIXED RATE CERTIFICATES                           Class C          Class D
      Applicable Interest Rate                             8.1500%         10.8750%
      Interest Amount Payable                         2,515,803.13     3,625,000.00
      Opening Principal Balance                     370,425,000.00   400,000,000.00
      Scheduled Principal Payment Amount                937,500.00             0.00
      Redemption Amount
       - amount allocable to principal                        0.00             0.00
       - amount allocable to premium                          0.00             0.00
      Actual Pool Factor                                 0.9853000        1.0000000
                                                    -------------------------------
      Outstanding Principal Balance (Oct 15, 1998)  369,487,500.00   400,000,000.00
-----------------------------------------------------------------------------------

Table of rescheduled Pool Factors                           n/a              n/a
in the event of a partial redemption




(v)   FLOATING RATE CERTIFICATE INFORMATION FOR NEXT INTEREST ACCRUAL PERIOD (Aggregate Amounts)
--------------------------------------------------------------------------------------------------------------------------
                                                                        A-4        A-6        A-7         A-8     Class B
      Applicable LIBOR                                             5.40859%   5.40859%   5.40859%    5.40859%    5.40859%
      Applicable Margin                                            0.62000%   0.34000%   0.26000%    0.37500%    0.75000%
      Applicable Interest Rate                                     6.02859%   5.74859%   5.66859%    5.78359%    6.15859%
--------------------------------------------------------------------------------------------------------------------------


(vi) CURRENT PERIOD PAYMENTS Per $100,000 Initial
       Outstanding Principal Balance of Certificates)

--------------------------------------------------------------------------------------------------------------------------
(a)   FLOATING RATE CERTIFICATES

                                                                        A-4        A-6        A-7         A-8     Class B

      Opening Principal Amount                                     2,000.00   7,902.75   5,500.00    7,000.00    3,199.96
      Total Principal Payments                                         0.00     127.79       0.00        0.00       13.77
                                                               -----------------------------------------------------------
      Closing Outstanding Principal Balance                        2,000.00   7,774.95   5,500.00    7,000.00    3,186.18

      Total Interest                                                  10.35      39.05      26.81       34.79       16.91
      Total Premium                                                    0.00       0.00       0.00        0.00        0.00
--------------------------------------------------------------------------------------------------------------------------
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
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(b)   FIXED RATE CERTIFICATES
                                                                    Class C    Class D
      Opening Principal Amount                                     3,704.25   4,000.00
      Total Principal Payments                                         9.38       0.00
                                                               -----------------------
      Outstanding Principal Balance                                3,694.88   4,000.00

      Total Interest                                                  25.16      36.25
      Total Premium                                                    0.00       0.00
--------------------------------------------------------------------------------------
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